UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2015

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ZAIS GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35848	46-1314400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bridge Avenue, Suite 322 Red Bank, NJ	07701-1106
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 978-7518

N/A
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

ZAIS Group Holdings, Inc. (the “Company”) today reported estimated unaudited net performance returns for the month ended April 30, 2015 and actual month end, year-to-date (“YTD”) and inception-to-date (“ITD”) net performance returns through March 31, 2015 for the funds set forth in the table below.

Fund Name (1)	Net Asset Value as of March 31, 2015	Estimated Net Return for the Month Ended April 30, 2015 (2)	Actual Net Return for the Month Ended March 31, 2015 (3)	Actual Net YTD Return through March 31, 2015 (3)	Actual Net ITD Return through March 31, 2015 (3)
ZAIS Opportunity Fund (4)	$434,516,589	1.2%	0.73%	2.20%	414.69%
ZAIS INARI Fund	$368,168,233	0.4%	0.32%	2.10%	27.90%

(1)	The performance data in the table above reflect unaudited net returns as of the close of business on the last day of the relevant period. These net returns reflect performance after taking into account management fees and expenses borne by the above referenced funds, and incentive fees/allocations, as applicable. Results reflect the reinvestments of dividends, interest and earnings. Past performance is not a guarantee, prediction or indicator of future returns and no representation is made that any investor will or is likely to achieve results comparable to those shown or will make any profit or will be able to avoid incurring substantial losses. An individual investor's return may vary based on timing of capital transactions, differences in fund expenses and lower or no management fees and incentive fees/allocations.

(2)	The monthly net return is based on management’s unaudited estimates, as of the date hereof, for performance of the above referenced funds for the period indicated. Such performance results may change upon calculation of the final month-end net asset value of the above referenced funds, and any such changes could be material.

(3)	The month end, YTD and ITD net returns represent unaudited actual returns as of the date hereof, for performance of the above referenced funds through the date indicated. The YTD and ITD net returns represent the cumulative effect of compounding the monthly returns for the relevant time period.

(4)	Estimated unaudited net return reflects a blended return for all share classes of ZAIS Opportunity Fund taken as a whole, including fee paying and non-fee paying investors. Actual month-end, YTD and ITD net returns reflect an investment in ZAIS Opportunity Domestic Feeder Fund, LP (‘‘Domestic Feeder’’) Series A Interests that are subject to advisory fees and incentive allocation. Returns would differ for an investment in Domestic Feeder Series B and ZAIS Opportunity Fund, Ltd. Series A and Series B. Effective April 1, 2012, management fee rates were reduced from 1.50% to 1.25% for Series A and from 1.00% to 0.75% for Series B. Effective January 1, 2013, incentive fees or allocation rates were reduced from 25% to 20% for Series A and from 20% to 15% for Series B.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are generally identified by the use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "will," "should," "could," "would," "seek," "approximately," "predict," "intend," "plan," "estimate," "anticipate," "opportunity," "pipeline," "comfortable," "assume," "remain," "maintain," "sustain," "achieve" or the negative version of those words or other comparable words. Forward-looking statements are not historical facts, but instead represent only the Company's beliefs as of the date of this report regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company's control. Numerous factors, including, but not limited to, the net asset value of assets in certain ZAIS Group, LLC funds, availability of suitable investment opportunities, changes in interest rates; changes in the yield curve, changes in prepayment rates, the availability and terms of financing, general economic conditions, market conditions, conditions in the market for mortgage-related investments, legislative and regulatory changes that could adversely affect the business of the Company and could cause our actual results to differ materially from the results expressed or implied by these forward-looking statements. In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those expressed or implied in any forward-looking statements.

Accordingly, you should not place undue reliance on any forward-looking statements contained in this Current Report, and you should not regard any forward-looking statement as a representation by the Company or any other person that the future plans, estimates or expectations currently contemplated by the Company will be achieved. You should consider any forward-looking statements included in this report in light of the risks and other important factors described in the Company's filings with the Securities and Exchange Commission (“SEC”), particularly those identified in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated by reference in the Company's Current Report on Form 8-K filed with the SEC on March 23, 2015, which may also be accessed through the Company's website (www.zaisgroupholdings.com).

The Company can give no assurance that the expectations of any forward-looking statement will be obtained. Such forward-looking statements speak only as of the date of this Current Report. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Further, the Company is contractually obligated to report the estimates contained herein to investors in the funds listed above. The reporting of such estimates is not a projection of earnings and estimates of Company earnings should not be inferred from these estimates of monthly fund performance.

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This Current Report is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAIS GROUP HOLDINGS, INC.

	By:	/s/ Michael Szymanski
Michael Szymanski
President and Chief Executive Officer
Date: May 7, 2015